                                                                Exhibit 99.1


                            LETTER OF TRANSMITTAL

                         THE SHERWIN-WILLIAMS COMPANY




         OFFER TO EXCHANGE                              OFFER TO EXCHANGE

          ALL OUTSTANDING                                ALL OUTSTANDING
    7.375% DEBENTURES DUE 2027                      7.45% DEBENTURES DUE 2097

                FOR                                            FOR
    7.375% DEBENTURES DUE 2027                      7.45% DEBENTURES DUE 2097
WHICH HAVE BEEN REGISTERED UNDER THE          WHICH HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED,            SECURITIES ACT OF 1933, AS AMENDED,
    PURSUANT TO THE PROSPECTUS,                    PURSUANT TO THE PROSPECTUS,
       DATED ________, 1997                           DATED ________, 1997


                                  ----------

                             THE EXCHANGE OFFERS
                WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
       ON _______________, 1997 UNLESS EXTENDED ("THE EXPIRATION DATE")

                                  ----------


THE CHASE MANHATTAN BANK, Exchange Agent

      By Mail, Hand or
      Overnight Delivery:

      The Chase Manhattan Bank
      55 Water Street
      Room 234, North Building
      New York, New York 10041
      Attention: Luis Padilla


      By Facsimile:  212-638-7380
                     212-638-7381
      Confirm by Telephone:  212-638-0458

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated, , 1997 (the "Prospectus"), of The Sherwin-Williams Company, an Ohio corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offers (the "Exchange Offers") to exchange, from the registered holders (the "Holders") thereof (i) an aggregate principal amount of up to $150,000,000 of the Company's 7.375% Debentures Due 2027 (the "New 2027 Debentures"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is part, for a like principal amount of the issued and outstanding 7.375% Debentures Due 2027 (the "Old 2027 Debentures") of the Company and (ii) an aggregate principal amount of up to $150,000,000 of the Company's 7.45% Debentures Due 2097 (the "New 2097 Debentures"), which have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of issued and outstanding 7.45% Debenture Due 2097 (the "Old 2097 Debentures") of the Company. The New 2027 Debentures and the New 2097 Debentures are sometimes referred to herein collectively as the "New Debentures," and the Old 2027 Debentures and the Old 2097 Debentures are sometime referred to herein collectively as the "Old Debentures."

     For each Old Debenture accepted for exchange, the Holder of such Old Debenture will receive a New Debenture having a principal amount equal to that of the surrendered Old Debenture. Accordingly, registered Holders of New Debentures on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Debentures or, if no interest has been paid, from February 10, 1997. Old Debentures accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Old Debentures are accepted for exchange will not receive any payment in respect of accrued interest on such Old Debentures otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a Holder of Old Debentures either if certificates for such Old Debentures are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offers -- Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such Participant. Holders of Old Debentures whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Debentures into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offers -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offers.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF 7.375% DEBENTURES DUE 2027" BELOW AND/OR THE BOX ENTITLED "DESCRIPTION OF 7.45% DEBENTURES DUE 2097" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN SUCH BOXES BELOW.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

List below the Old Debentures to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Debentures should be listed on a separate signed schedule affixed hereto.

                    DESCRIPTION OF 7.375% DEBENTURES DUE 2027

---------------------------------------------------------------------------------------
                                                      Aggregate            Principal
                                                      Principal         Amount Tendered
                                                      Amount            (must be in
     Names and address(es) of                        Represented            integral
       Registered Holders         Certificate             by              multiples
   (Please fill in, if blank)      Number(s)*       Certificate(s)        of $1,000)**
---------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------


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---------------------------------------------------------------------------------------

                                       Total
---------------------------------------------------------------------------------------


 *   Need not be completed by book-entry holders.

 **  Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 7.375%
     Debentures Due 2027 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificates(s)."

     If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is $1,000 in principal amount of 7.375% Debentures Due 2027 and all tenders must be in integral multiples of $1,000 in principal amount.

                    DESCRIPTION OF 7.45% DEBENTURES DUE 2097

---------------------------------------------------------------------------------------
                                                      Aggregate            Principal
                                                      Principal         Amount Tendered
                                                      Amount            (must be in
     Names and address(es) of                        Represented            integral
       Registered Holders         Certificate             by              multiples
   (Please fill in, if blank)      Number(s)*       Certificate(s)        of $1,000)**
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------


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---------------------------------------------------------------------------------------

                                       Total
---------------------------------------------------------------------------------------

*   Need not be completed by book-entry holders.

**  Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 7.45%
    Debentures Due 2097 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificates(s)."

    If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

    The minimum permitted tender is $1,000 in principal amount of 7.45% Debentures Due 2097 and all tenders must be in integral multiples of $1,000 in principal amount.

 __
|__| CHECK HERE IF TENDERED OLD DEBENTURES ARE ENCLOSED HEREWITH.
 __
|__| CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):
     Name of Tendering Institution_____________________________________________
     Account Number____________________________________________________________
     Transaction Code Number___________________________________________________

 __
|__| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
    Name(s) of Registered Holder(s)____________________________________________________________________
    Date of Execution of Notice of Guaranteed Delivery_________________________________________________
    Window Ticket Number (if available)________________________________________________________________
    Name of Institution which Guaranteed Delivery______________________________________________________
    Account Number (if delivered by book entry transfer)_______________________________________________
    Transaction Code Number (if delivered by book-entry transfer)______________________________________
    Tendering Institution (if delivered by book/entry transfer)________________________________________

           SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 3, 4 and 5)                               (See Instructions 3 and 4)


 To be completed ONLY (i) if certificates for Old          To be completed ONLY if certificates for Old Debentures
 Debentures not tendered, or New Debentures issued in      not tendered, or New Debentures issued in exchange for
 exchange for Old Debentures accepted for exchange,        Old Debentures accepted for exchange, are to be sent to
 are to be issued in the name of someone other than the    someone other than the undersigned, or to the undersigned
 undersigned, or (ii) if Old Debentures tendered by        at an address other than that shown above.
 book-entry transfer which are not exchanged are to be
 returned by credit to an account maintained at The
 Depository Trust Company ("DTC") other than
 the DTC Account Number set forth above.
                                                           Mail to:
 Issue certificate(s) to:

 Name ________________________________________________     Name ______________________________________________________
                    (Please Print)                                               (Please Print)

 Address _____________________________________________     Address ___________________________________________________

 _____________________________________________________     ___________________________________________________________
                   (Include Zip Code)                                          (Include Zip Code)


 _____________________________________________________     ___________________________________________________________
      (Tax Identification or Social Security No.)                (Tax Identification or Social Security No.)


 Credit Old Debentures not exchanged and delivered by book-entry transfer to the DTC account set forth below:

 ___________________________
 DTC Account Number

                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company the aggregate principal amount of Old Debentures indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Debentures as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Debentures with full power of substitution to (i) deliver certificates for such Old Debentures, or transfer ownership of such Old Debentures on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Debentures for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Debentures tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Debentures acquired in exchange for Old Debentures tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Debentures, whether or not such person is the undersigned, that neither the Holder of such Old Debentures nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Debentures and that neither the Holder of such Old Debentures nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that the Exchange Offers are being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Debentures issued pursuant to the Exchange Offers in exchange for the Old Debentures may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Debentures are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in a distribution of such New Debentures. However, the SEC has not considered the Exchange Offers in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offers as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Debentures and has no arrangement or understanding to participate in a distribution of New Debentures. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the New Debentures to be acquired pursuant to the Exchange Offers, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Debentures for its own account pursuant to the Exchange Offers, it represents that the Old Debentures to be exchanged for the New Debentures were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers --Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Debentures (and, if applicable, substitute certificates representing Old Debentures for any Old Debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Debentures, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Debentures (and, if applicable, substitute certificates representing Old Debentures for any Old Debentures not exchanged) to the undersigned at the address(es) shown above in the box entitled "Description of 7.375% Debentures Due 2027" and/or the box entitled "Description of 7.45% Debentures Due 2097."

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (Complete accompanying Substitute W-9 on reverse side)




X                                                                      , 1997
--------------------------------                             ----------
                                                              Date


X                                                                      , 1997
--------------------------------                             ----------
 Signature(s) of Holder(s)                                    Date

Area Code and Telephone Number: _______________________

     This letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Debentures hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):  ___________________________________________________________

          ___________________________________________________________
                          (Please Type or Print)



Capacity (Full Title): ______________________________________________

Address: ____________________________________________________________

         ____________________________________________________________
                     (Including Zip Code)

               SIGNATURE GUARANTEE (if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:


______________________________________________________________________
                       (Authorized Signature)

______________________________________________________________________
                               (Title)

______________________________________________________________________
                             (Name of Firm)

______________________________________________________________________
                                (Address)

______________________________________________________________________
             (Area Code and Telephone Number)

       Dated: _______________________, 1997

                                    INSTRUCTIONS

           FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

1. DELIVERY OF THIS LETTER AND OLD DEBENTURES; GUARANTEED DELIVERY PROCEDURES. This Letter is to be completed by holders of Old Debentures either if certificates for such Old Debentures are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers --Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such Participant. Certificates for all physically tendered Old Debentures, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Debentures tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Old Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Debentures pursuant to the guaranteed delivery procedures set forth in "The Exchange Offers --Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution; (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Debentures and the amount of Old Debentures tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Debentures, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Old Debentures, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Debentures and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Debentures are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     Only a Holder (as defined in the Prospectus) of Old Debentures may tender such Old Debentures in the Exchange Offers. Any beneficial holder of Old Debentures who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in such holder's name or obtain a properly completed bond power from the registered holder.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Debentures and withdrawal of tendered Old Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Debentures not properly tendered or any Old Debentures the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Debentures. The Company's interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Debentures, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     See "The Exchange Offers" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO DEBENTURE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all of the Old Debentures evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Debentures to be tendered in the boxes above entitled "Description of 7.375% Debentures Due 2027 -- Principal Amount Tendered" and "Description of 7.45% Debentures Due 2097 -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box of this Letter, promptly after the Expiration Date. All of the Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS, GUARANTEE OF SIGNATURES. If this Letter is signed by the Holder of the Old Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a DTC security position listing without any change whatsoever.

     If any tendered Old Debentures are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Debentures are to be issued, or any untendered Old Debentures are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Debentures or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each, an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Debentures are tendered: (i) by a registered holder of Old Debentures who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or
(ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old Debentures should indicate in the applicable box the name and address to which New Debentures issued pursuant to the Exchange Offers and/or substitute certificates evidencing Old Debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Debenture holders tendering Old Debentures by book-entry transfer may request that Old Debentures not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Debentures not exchanged will be returned to the name and address of the person signing this Letter.

5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Debentures to it or its order pursuant to the Exchange Offers. If, however, New Debentures and/or substitute Old Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Debentures to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Exchange Agent will retain possession of an amount of New Debentures with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Debentures specified in this Letter.

6. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Debentures, by execution of this Letter or on Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

     Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Debentures, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8. MUTILATED, LOST, STOLEN OR DESTROYED OLD DEBENTURES. Any holder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. WITHDRAWAL OF TENDERS. Tenders of Old Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     For a withdrawal of a tender of Old Debentures to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Debentures to be withdrawn (the "Depositor"), (ii) identify the Old Debentures to be withdrawn (including the certificate number or numbers (where certificates for Old Debentures have been transmitted) and principal amount of such Old Debentures), (iii) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Debentures into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Debentures are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers. Any Old Debentures that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Old Debentures may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

11. IMPORTANT TAX INFORMATION. Under current federal income tax law, a holder of New Debentures is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any New Debentures delivered pursuant to the Exchange Offer and any payments received in respect of the New Debentures. If a holder of New Debentures is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a holder of New Debentures may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain holders of New Debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Debentures should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of New Debentures or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on any New Debentures delivered pursuant to the Exchange Offers and any payments received in respect of the New Debentures, each prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

     The prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Debentures. If the New Debentures will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

     To prevent backup withholding, each tendering holder of Old Debentures must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Debentures is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Debentures are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Debenture: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

                     TO BE COMPLETED BY ALL TENDERING HOLDERS
                                  (SEE INSTRUCTION 5)

                    PAYOR'S NAME: THE SHERWIN-WILLIAMS COMPANY

SUBSTITUTE
Form W-9

      PART I -- PLEASE PROVIDE YOUR TIN IN THE    TIN:__________________________
      BOX AT RIGHT AND CERTIFY BY SIGNING AND         (Social Security Number or
      DATING BELOW.                                    Employer Identification
                                                         Number)


DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

      PART II -- TIN Applied for / /



CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) any other information provided on this form is true and correct.


Signature:_______________________________________________________

Date:____________________________________________________________, 1997

     You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.





Signature:________________________________________________________

Date:_____________________________________________________________, 1997

         NOTICE OF GUARANTEED DELIVERY FOR THE SHERWIN-WILLIAMS COMPANY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offers of The Sherwin- Williams Company (the "Company") made pursuant to the Prospectus, dated __________, 1997 (the "Prospectus"), if certificates for the outstanding 7.375% Debentures Due 2027 (the "Old 2027 Debentures") of the Company or the 7.45% Debenture Due 2097 of the Company (the "Old 2097 Debentures" and with the Old 2027 Debentures, the "Old Debentures") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offers. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Chase Manhattan Bank ("Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

THE CHASE MANHATTAN BANK, Exchange Agent

      By Mail, Hand or
      Overnight Delivery:

      The Chase Manhattan Bank, 55 Water Street, Room 234, North Building, New York, New York 10041 Attention: Luis Padilla

      By Facsimile:  (212) 638-7380 or (212) 638-7381

      Confirm by Telephone:  (212) 638-0458

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old 2027 Debentures and/or Old 2097 Debentures set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offers --Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old 2027 Debentures Tendered:      If Old 2027 Debentures will be delivered to
                                                       Depository Trust Company,
                                                       provide account number.
$_______________________


Certificate Nos.  (if available):

________________________

Total Principal Amount Represented by Certificate(s):

$_____________________                                 Account Number:______________________


Principal Amount of Old 2097 Debentures Tendered:      If Old 2097 Debentures will be delivered to
                                                       Depository Trust Company, provide account
                                                       number.
$_____________________


Certificate Nos.  (if available):

______________________


Total Principal Amount Represented by Certificate(s):

$_____________________                                 Account Number:______________________



     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X                                                                      , 1997
--------------------------------                             ----------
                                                              Date


X                                                                      , 1997
--------------------------------                             ----------
  Signatures of Holder(s) or                                 Date
  Authorized Signatory


     Must be signed by the holder(s) of Old Debentures as their name(s) appear(s) on certificates for Old Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Debentures will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

Name(s):________________________________________________


Capacity:_______________________________________________

Address(es): _________________________________________

             _________________________________________

             _________________________________________

Area Code and Telephone Number:_______________________

Account Number:_______________________________________


                                    GUARANTEE

                    (Not to be used for signature guarantees)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Debentures being tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case, together with one or more properly completed and duly executed letters of transmittal/or facsimile thereof or Agent's Message in lieu thereof and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:_________________________________________


Address:     _________________________________________

             _________________________________________


Area Code & Telephone No.:____________________________

____________________________________________
          Authorized Signature


____________________________________________
      Name (Please Type or Print)

____________________________________________
                Title

____________________________________________, 1997
                Dated


NOTE: DO NOT SEND CERTIFICATES OF OLD DEBENTURES WITH THIS FORM. CERTIFICATES OF OLD DEBENTURES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.